UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Sale of Patterson Project

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on June 17, 2016, the joint venture (the “Patterson Place Joint Venture”) of an operating subsidiary of CNL Growth Properties, Inc. (the “Company”) and an affiliate of The Bainbridge Companies, LLC (“Bainbridge”) entered into an agreement effective June 15, 2016 for the sale of the Patterson Place Joint Venture’s 322-unit, multifamily “Class A” garden-style three-story residential apartment community on the property known as “REALM Patterson Place Apartments” (the “Patterson Place Property”). The sale price for the Patterson Place Property was approximately $60 million.

On June 22, 2016, the Patterson Place Joint Venture completed the sale of the Patterson Place Property to Patterson Multifamily Durham, LP, an unaffiliated third party. The net cash to the Company from the sale of the Patterson Place Property is approximately $22.0 million after repayment of approximately $26.7 million of debt, closing costs, reserves, and distributions to Bainbridge in accordance with the provisions of the Patterson Place Joint Venture’s governing documents.

Also as previously reported in a Current Report on Form 8-K filed with the Commission on May 31, 2016, another joint venture of the Company entered into a purchase and sale agreement, dated May 24, 2016, with EGW Castle Hills, LP, an unaffiliated third party, for the sale of the Aura Castle Hills Property. The purchase price for the Aura Castle Hills Property is approximately $51.25 million excluding transaction costs. The Company anticipates the consummation of this sale to occur in June 2016. The net cash to the Company from the sale of the Aura Castle Hills Property is expected to be approximately $10.0 million after repayment of approximately $24.4 million of debt, closing costs, reserves, and distributions to the Company’s joint venture partner in accordance with the joint venture’s governing documents. There can be no assurance that the sale of the Aura Castle Hills Property will be completed within the contemplated time, or at all. The Aura Castle Hills Property is currently classified as real estate held for sale in the Company’s financial statements.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The Company’s unaudited pro forma condensed consolidated balance sheet at March 31, 2016 illustrates the estimated effects of the sale of the Patterson Place Property and the pending sale of the Aura Castle Hills Property referred to in Item 2.01 above (the “Transactions”) as if they had occurred on such date.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015 (collectively, the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the Transactions as if they had occurred on the first day of each of the Pro Forma Periods.

The unaudited pro forma condensed consolidated balance sheet and statements of operations are presented for informational purposes only and do not purport to be indicative of the Company’s financial results as if the Transactions reflected herein had occurred on the first date of or been in effect during the Pro Forma Periods. Further, the unaudited pro forma condensed consolidated balance sheet and statements of operations should not be viewed as indicative of the Company’s financial results in the future; and they should be read in conjunction with the Company’s financial statements as filed with the Commission on Form 10-Q for the three months and the quarterly period ended March 31, 2016 and on Form 10-K for the year ended December 31, 2015.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2016

	Historical March 31, 2016	REALM Patterson Place Property Sold Pro Forma Adjustments		Aura Castle Hills Property Pending Pro Forma Adjustments		Pro Forma March 31, 2016
ASSETS
Real estate assets, net:
Operating real estate assets, net (including VIEs $207,511,336)	$213,714,473	$—		$—		$213,714,473
Construction in process, including land (including VIEs $100,956,374)	105,003,842	—		—		105,003,842

Total real estate assets, net	318,718,315	—		—		318,718,315
Real estate held for sale (including VIEs $95,681,506)	123,579,256	(36,703,383)	(a)	(32,091,019)	(a)	54,784,854
Cash and cash equivalents (including VIEs $8,619,830)	19,565,299	59,480,838	(a)	50,674,686	(a)
		(26,655,480)	(b)	(24,503,283)	(b)	78,562,060
Restricted cash (including VIEs $635,654)	1,060,973	—		—		1,060,973
Other assets (including VIEs $874,964)	1,275,149	—		—		1,275,149

Total assets	$464,198,992	$(3,878,025)		$(5,919,616)		$454,401,351

LIABILITIES AND EQUITY
Liabilities:
Mortgages and construction notes payable (including VIEs $264,894,436)	$292,646,650	$(26,581,090)	(b)	$(24,438,192)	(b)
		13,287	(b)	40,730	(b)	$241,681,385
Accrued development costs (including VIEs $18,573,164)	18,573,164	—		—		18,573,164
Due to related parties	1,671,793	—		—		1,671,793
Accounts payable and other accrued expenses (including VIEs $4,265,103)	4,942,328	(74,390)	(b)	(65,091)	(b)	4,802,847
Other liabilities (including VIEs $637,766)	734,247	—		—		734,247

Total Liabilities	318,568,182	(26,642,193)		(24,462,553)		267,463,436

Commitments and contingencies

Equity:
Stockholders equity:
Preferred stock, $.01 par value per share, authorized and unissued 200,000,000 shares	—	—		—		—
Common stock, $0.01 par value per share, 1,120,000,000 shares authorized; 22,702,363 issued and 22,526,171 outstanding	225,262	—		—		225,262
Capital in excess of par value	170,792,081	—		—		170,792,081
Accumulated earnings	17,290,706	15,644,813	(a)	7,093,321	(a)
		(11,958)	(b)	(21,994)	(b)	39,994,888
Accumulated cash distributions	(67,578,518)	—		—		(67,578,518)

Total Stockholders’ Equity	120,729,531	15,632,855		7,071,327		143,433,713
Noncontrolling interest	24,901,279	7,132,642	(a)	11,490,346	(a)
		(1,329)	(b)	(18,736)	(b)	43,504,202

Total Equity	145,630,810	22,764,168		18,542,937		186,937,915

Total Liabilities and Equity	$464,198,992	$(3,878,025)		$(5,919,616)		$454,401,351

The abbreviation VIEs above means Variable Interest Entities.

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2016

	Historical March 31, 2016	REALM Patterson Place Property Sold Pro Forma Adjustments (a)		Aura Castle Hills Property Pending Pro Forma Adjustments (a)		Pro Forma March 31, 2016
Revenues:
Rental income from operating leases	$8,064,713	$(1,059,941)		$(1,054,587)		$5,950,185
Other property revenue	623,362	(98,863)		(93,066)		431,433

Total revenues	8,688,075	(1,158,804)		(1,147,653)		6,381,618

Expenses:
Property operating expenses	4,395,400	(360,723)		(493,150)		3,541,527
General and administrative	1,214,343	(5,928)		(6,588)		1,201,827
Asset management fees, net of amounts capitalized	654,145	(83,918	)(b)	(44,595	)(b)	525,632
Property management fees	413,828	(35,303)		(33,800)		344,725
Depreciation	2,054,519	(251,884)		(83,839)		1,718,796

Total expenses	8,732,235	(737,756)		(661,972)		7,332,507

Operating loss	(44,160)	(421,048)		(485,681)		(950,889)

Other income (expense):
Interest and other income	(10,741)	—		—		(10,741)
Interest expense and loan cost amortization, net of amounts capitalized	(1,567,019)	194,570	(c)	171,191	(c)	(1,201,258)

Total other income (expense)	(1,577,760)	194,570		171,191		(1,211,999)

Income tax expense	(116,654)	—		5,417		(111,237)

Loss from continuing operations	(1,738,574)	(226,478)		(309,073)		(2,274,125)
Net loss from continuing operations attributable to noncontrolling interests	134,055	27,821		148,737		310,613

Net loss from continuing operations attributable to common stockholders	$(1,604,519)	$(198,657)		$(160,336)		$(1,963,512)

Net loss per share of common stock (basic and diluted) from continuing operations	$(0.07)					$(0.09)

Weighted average number of shares of common stock outstanding (basic and diluted)	22,526,171					22,526,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Historical December 31, 2015	REALM Patterson Place Property Sold Pro Forma Adjustments (a)		Aura Castle Hills Property Pending Pro Forma Adjustments (a)		Pro Forma December 31, 2015
Revenues:
Rental income from operating leases	$30,473,600	$(3,206,605)		$(4,101,054)		$23,165,941
Other property revenue	2,473,481	(290,530)		(388,787)		1,794,164

Total revenues	32,947,081	(3,497,135)		(4,489,841)		24,960,105

Expenses:
Property operating expenses	16,462,866	(1,628,452)		(1,748,233)		13,086,181
General and administrative	3,210,332	(5,617)		(6,926)		3,197,789
Asset management fees, net of amounts capitalized	2,348,250	(335,289	)(b)	(178,438	)(b)	1,834,523
Property management fees	1,262,453	(122,735)		(129,426)		1,010,292
Acquisition fees and expenses, net of amounts capitalized	16,462	—		—		16,462
Depreciation	10,433,749	(1,526,037)		(1,011,871)		7,895,841

Total expenses	33,734,112	(3,618,130)		(3,074,894)		27,041,088

Operating income (loss)	(787,031)	120,995		(1,414,947)		(2,080,983)

Other income (expense):
Fair value adjustments and other income (expense)	(16,476)	2		—		(16,474)
Interest expense and loan cost amortization, net of amounts capitalized	(5,127,058)	699,241	(c)	588,508	(c)	(3,839,309)
Loss on extinguishment of debt	(87,047)	—		—		(87,047)

Total other income (expense)	(5,230,581)	699,243		588,508		(3,942,830)

Income tax expense	(89,192)	—		27,674		(61,518)

Loss before gains on sale of real estate and easement	(6,106,804)	820,238		(798,765)		(6,085,331)
Gain on sale of real estate, net of tax of $1,224,844	61,208,195	—		—		61,208,195
Gain on easement	603,400	—		—		603,400

Net income (loss) from continuing operations	55,704,791	820,238		(798,765)		55,726,264
Net (income) loss from continuing operations attributable to noncontrolling interests	(37,899,343)	(67,215)		380,023		(37,586,535)

Net income (loss) from continuing attributable to common stockholders	$17,805,448	$753,023		$(418,742)		$18,139,729

Net income per share of common stock (basic and diluted) from continuing operations	$0.79					$0.81

Weighted average number of shares of common stock outstanding (basic and diluted)	22,526,171					22,526,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition of the Patterson Place Property and the pending disposition of the Aura Castle Hills Property described in Note 2. “Pro Forma Transactions” had occurred as of March 31, 2016. The accompanying unaudited pro forma condensed consolidated statements of operations of the Company are presented for the three months ended March 31, 2016 and for the year ended December 31, 2015 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s dispositions, described in Note 2. “Pro Forma Transactions”, as if they had occurred as of the first day of the Pro Forma Periods. The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transactions

On June 15, 2016, the Patterson Place Joint Venture entered into a purchase and sale agreement with Patterson Multifamily Durham, LP, an unaffiliated third party, for the sale of the Patterson Place Property. The purchase price for the Patterson Place Property is $60.0 million excluding transaction costs.

On June 22, 2016, the Patterson Place Joint Venture completed the sale of the Patterson Place Property.

On May 24, 2016, the Aura Castle Hills Joint Venture entered into a purchase and sale agreement with EGW Castle Hills, LP, an unaffiliated third party, for the sale of the Aura Castle Hills Property. The purchase price for the Aura Castle Hills Property is approximately $51.25 million excluding transaction costs. The Aura Castle Hills Joint Venture anticipates the consummation of the sale to occur in June 2016.

There can be no assurance that the conditions to the sale of the Aura Castle Hills Property will be satisfied or waived on terms satisfactory to the parties or that the sale of the property will ultimately be completed.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet represent adjustments needed to the Company’s historical balance sheet as if the completed disposition of the Patterson Place Property and the pending sale of the Aura Castle Hills Property occurred as of March 31, 2016.

(a)	These adjustments reflect the net sales proceeds received from the completed disposition of the Patterson Place Property and the pending disposition of the Aura Castle Hills Property and the elimination of the related account balances as if the sales were consummated as of March 31, 2016. Accumulated earnings has been increased to reflect the receipt of net cash proceeds and removal of assets and liabilities related to the sales, as follows:

	REALM Patterson Place Sold	Aura Castle Hills Pending
Sale Price	$60,000,000	$51,250,000
Closing and transaction costs	(519,162)	(575,314)

Net sales proceeds	59,480,838	50,674,686
Net book value	(36,703,383)	(32,091,019)

Gain on sale	$22,777,455	$18,583,667

(b)	These adjustments reflect the use of a portion of the net cash proceeds received from the completed sale of the Patterson Place Property and the pending sale of the Aura Castle Hills Property to pay down existing indebtedness, including accrued interest, and to eliminate loan costs and other assets related to the existing indebtedness.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

The adjustments to the unaudited pro forma condensed consolidated statement of operations represent adjustments needed to the Company’s historical results to remove the historical operating results of the completed sale of the Patterson Place Property and the pending sale of the Aura Castle Hills Property as if they had occurred on the first day of the Pro Forma Period presented.

(a)	Except as described in (b) and (c) below, these amounts represent the elimination of the operations on the completed sale of the Patterson Place Property and the pending sale of the Aura Castle Hills Property from the historical amounts for the three months ended March 31, 2016 and for the year ended December 31, 2015, to give effect to the completed sale of the Patterson Place Property and the pending sale of the Aura Castle Hills Property as if the sales occurred on the first day of the first Pro Forma Period presented. The Patterson Place and Aura Castle Hills Properties were classified in continuing operations because the proposed dispositions of these two properties would neither cause a strategic shift in the Company, nor are they considered to have a major impact on the Company’s business. Therefore, they do not qualify as discontinued operations under ASU 2014-08.

(b)	Amount includes the elimination of asset management fee expenses, calculated at 0.08334% monthly on the invested assets value of the Patterson Place and Aura Castle Hills Properties for the three months ended March 31, 2016 and for the year ended December 31, 2015. These fees were historically paid by the Company to its advisor and would not have been incurred subsequent to the disposition of these assets.

(c)	Represents the elimination of interest expense and loan cost amortization to reflect the use of net cash proceeds from the completed sale of the Patterson Place Property, and the pending sale of the Aura Castle Hills Property, to retire indebtedness that was collateralized the Patterson Place and Aura Castle Hills Properties as if the sales occurred on the first day of the first Pro Forma Period presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2016		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton Chief Financial Officer